Note 8 - Goodwill And Other Intangible Assets (Details) - Components of intangible assets In Thousands, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 JPY (¥)	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Sep. 01, 2010 JPY (¥)	Mar. 31, 2013 Customer Relationships [Member] USD ($)	Mar. 31, 2013 Customer Relationships [Member] JPY (¥)	Mar. 31, 2012 Customer Relationships [Member] JPY (¥)
Intangible assets subject to amortization:
Intangible assets subject to amortization	$ 68,229	¥ 6,424,471		¥ 6,424,471		$ 68,229	¥ 6,424,471	¥ 6,424,471
Accumulated amortization	(18,685)	(1,759,440)		(1,201,881)		(18,685)	(1,759,440)	(1,201,881)
Intangible assets subject to amortization—net	49,544	4,665,031		5,222,590
Telephone rights	206	19,400		18,879
Trademark	1,136	107,000		155,000
Goodwill	63,402	5,969,951	61,473	5,788,333	2,288,273
Total	64,744	6,096,351		5,962,212
Total intangible assets	$ 114,288	¥ 10,761,382		¥ 11,184,802